[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)



[graphic omitted]



                                        MFS(R) INTERMEDIATE
                                        INCOME FUND
                                        ANNUAL REPORT o NOVEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 33
MFS' Year 2000 Readiness Disclosure ....................................... 35
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended November 30, 1999, Class A shares of the Fund provided a total return of -0.21%, Class B shares -1.24%, and Class I shares -0.20%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average short-term world multimarket income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 1.89%. The Fund's returns also compare to a 1.20% return for the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years), a 2.54% return for the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years), and a -3.44% return for the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year).

Q.  THE BOND MARKETS ACROSS THE WORLD EXPERIENCED SHARP REVERSALS IN
    FORTUNE DURING THE PAST YEAR. WHAT INFLUENCED THE PERFORMANCE OF VARIOUS TYPES OF BONDS?

A. Let's begin with the U.S. Treasury market, which began to lose some of its allure at the start of the period in response to news that the U.S. economy was growing at a faster-than-expected rate. From December 1998 through February 1999, Treasury securities languished as investors impatiently waited for clues about the economy's health and the Federal Reserve Board's (the Fed's) stance on interest rates. In February, Fed Chairman Alan Greenspan jolted the fixed-income markets by hinting that the Fed was unlikely to cut interest rates further, as it had done throughout the second half of 1998. Bond prices slipped as their yields rose. In April, investors' moods worsened when the Fed hinted that its next move was more likely to be an interest-rate hike, rather than a rate cut. By the end of June, investors' fears became reality. The Fed raised short-term interest rates one-quarter of a percentage point at month's end, a move it would repeat in August and again in November.

Q.  WHAT WAS THE ENVIRONMENT FOR FOREIGN GOVERNMENT BONDS?

A. Rising U.S. interest rates, coupled with improving economies in Europe, Asia, and emerging markets, fanned inflationary fears abroad and pressured many high-quality foreign government bonds as well. Emerging market bonds, on the other hand, surprised many observers by turning in very strong gains for the year. We feel that most of the fears that had plagued emerging market bonds in 1998 dissipated in 1999. Renewed optimism about the world's economy, coupled with rising commodity prices, helped many emerging markets post double-digit returns for the year.

Q.  HOW DID THE NONGOVERNMENT SECTORS OF THE MARKET FARE?

A. Mortgage securities performed reasonably well. As interest rates rose, the rate of mortgage prepayment activity slowed dramatically, which we viewed as a positive. In addition, the fact that mortgage securities paid higher levels of income and were generally less sensitive to interest rates than Treasury bonds with comparable maturities also was a plus. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Corporate bonds, on the other hand, were weak throughout much of the period, but came on strong at the end. The corporate market struggled with too much supply. Many corporations rushed to issue debt in the summer and fall of 1999 in order to lock in interest rates in case they moved higher, while others hastened issuance in order to sidestep a potential market freeze due to year 2000 (Y2K) concerns. However, when issuance subsided in November, corporate bonds began to perform better.

Q. THE FUND HAD A MUCH LARGER STAKE IN CORPORATE BONDS AT THE END OF THE PERIOD THAN IT DID AT THE BEGINNING. WHAT EXPLAINS THAT SHIFT?

A. Our decision to increase our corporate bond holdings stemmed from our desire to lock in what we felt were cheap prices and attractive yields that resulted from oversupply. So, we all but eliminated our Treasury holdings and added bonds issued by telecommunications and cable companies such as Sprint, Comcast, and Cox Communications. We think these companies could benefit from the advent of new technologies, the explosion of the Internet, and the convergence of media and telecommunications companies. We also initiated or added to existing positions in high-quality utility companies such as Entergy, CMS, and Midamerican Funding, all of which offered attractive yields.

Q.  WHAT OPPORTUNITIES DID ASSET-BACKED SECURITIES PRESENT?

A. Like corporate bonds, asset-backed securities fared poorly due to a Y2K-related supply glut. As supply increased, the prices of asset-backed securities moved lower as their yields rose. In fact, the difference in yield between a five-year "AAA"-rated security backed by a credit card and a five-year Treasury note was as much as 80 basis points (0.80%). In our view, the excess yield we could capture with "AAA"-rated asset-backed securities more than compensated for the slight difference in credit quality between them and comparable-maturity Treasury securities. Furthermore, we feel their higher yields should provide somewhat of a cushion should rates move higher.

Q. HAVE YOU CHANGED THE FUND'S DURATION, WHICH INDICATES SENSITIVITY TO INTEREST-RATE CHANGES?

A. For most of the period, we kept the Fund's duration neutral, a position we take when we don't have a strong conviction about the direction of interest rates. While we believe it's true that the economic growth rate in 1999 exceeded most observers' expectations, inflation remained in check. Because of those contrary indicators, we maintained a neutral stance.

Q.  WHAT CHANGES DID YOU MAKE TO THE FUND'S FOREIGN HOLDINGS DURING
    THE PERIOD?

A. We reduced our overall stake in high-quality foreign bonds but maintained our holdings in Germany, Australia, and Greece. We hedged the bulk of our European holdings into U.S. dollars, which helped the Fund's performance when the euro weakened. Beyond that, we felt that high-quality government bonds offered little value, in large measure because they offered yields well below U.S. Treasury yields. Among emerging markets, we concentrated our holdings in the higher-quality tiers, with holdings in Argentinian investment-grade government securities, among others.

Q.  WHAT'S YOUR OUTLOOK FOR THE GLOBAL MARKETS?

A. We think the world is headed for a more stable interest-rate environment. While economic growth across the globe may continue to be healthy, we don't believe that inflation will rise. We do believe that interest rates will remain relatively stable in the near term. Given attractive yield levels, corporate and asset-backed securities remain among our favorite investments. In a more stable interest-rate environment, income -- rather than price appreciation or depreciation -- should make up a larger part of a bond's total return than it has over the past year.

             /s/ Stephen C. Bryant      /s/ James J. Calmas
                 Stephen C. Bryant          James J. Calmas
                 Portfolio Manager          Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND, MFS(R) INTERMEDIATE INCOME FUND, AND THE GLOBAL GOVERNMENTS SERIES
   OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST,
   TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND
   SENIOR VICE PRESIDENT IN 1993. MR. BRYANT IS A GRADUATE OF WESLEYAN
   UNIVERSITY.

   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) INTERMEDIATE INCOME FUND, MFS(R) LIMITED MATURITY FUND, MERIDIAN LIMITED MATURITY FUND, AND MFS(R) LIMITED MATURITY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. CALMAS JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998. HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY
   AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS PRESERVATION OF CAPITAL AND HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  AUGUST 1, 1988

  CLASS INCEPTION:        CLASS A  SEPTEMBER 7, 1993
                          CLASS B  AUGUST 1, 1988
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $107.5 MILLION NET ASSETS AS OF NOVEMBER 30, 1999
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1999)

                              J.P. Morgan     Lehman Brothers
           MFS Intermediate   Non-Dollar      Intermediate
             Income Fund      Government       Government   Lehman Brothers
              - Class B       Bond Index       Bond Index    Mortgage Index
--------------------------------------------------------------------------------
11/89          $10,000         $10,000         $10,000         $10,000
11/91           11,752          12,804          12,241          12,635
11/93           13,242          15,747          14,443          14,611
11/95           14,320          20,088          16,143          16,719
11/97           15,649          20,779          18,127          19,350
11/99           16,207          22,880          19,985          21,324

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH NOVEMBER 30, 1999

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    - 0.21%  +10.49%  +35.94%  +72.83%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              - 0.21%  + 3.38%  + 6.33%  + 5.62%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              - 4.95%  + 1.72%  + 5.30%  + 5.11%
--------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    - 1.24%  + 7.26%  +29.16%  +62.07%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              - 1.24%  + 2.36%  + 5.25%  + 4.95%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              - 5.00%  + 1.48%  + 4.93%  + 4.95%
--------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    - 0.20%  +10.05%  +32.52%  +66.29%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              - 0.20%  + 3.24%  + 5.79%  + 5.22%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Average short-term world multimarket
  income fund+(+)                           + 1.89%  + 3.55%  + 4.15%  + 4.73%
--------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond
  Index#(+)                                 - 3.44%  + 0.34%  + 6.39%  + 8.63%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government
  Bond Index#(+)                            + 1.20%  + 5.42%  + 7.07%  + 7.17%
--------------------------------------------------------------------------------
Lehman Brothers Mortgage Index#(+)          + 2.54%  + 5.96%  + 8.20%  + 7.87%
--------------------------------------------------------------------------------
  + Source: Lipper Analytical Services, Inc.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class A and I share performance include the performance of the Fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

This Fund is a nondiversified fund and has more risk than a diversified fund. An investment in shares of the Fund should not be considered to constitute a complete investment program.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

QUALITY (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's

"AAA"               34.8%
"AA"                 5.3%
"A"                 19.1%
"BBB"               23.9%
"BB"                 1.3%
Governments         15.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1999

Bonds - 96.1%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 76.8%
  Airlines - 0.6%
    Delta Airlines, Inc., 6.65s, 2004                                   $    661          $    634,401
------------------------------------------------------------------------------------------------------
  Automotive - 2.9%
    Daimlerchrysler N A Holding Corp., 6.63s, 2001                      $  1,447          $  1,449,605
    Ford Motor Credit Co., 5.75s, 2004                                     1,750             1,671,722
                                                                                          ------------
                                                                                          $  3,121,327
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.6%
    Fleet Boston Corp., 9.9s, 2001                                      $  1,127          $  1,177,625
    Great Western Financial Corp., 6.375s, 2000                            1,664             1,661,404
                                                                                          ------------
                                                                                          $  2,839,029
------------------------------------------------------------------------------------------------------
  Conglomerates - 1.1%
    General Electric Capital Corp., 6.52s, 2002                         $  1,167          $  1,158,131
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 25.9%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015           $  2,750          $  2,722,500
    BankBoston Home Equity Loan Trust, 5.89s, 2013                         1,331             1,305,472
    Carco Auto Loan Master Trust, 5.65s, 2003                              2,000             1,984,062
    Case Equipment Receivables Trust, 5.285s, 2002                         1,232             1,225,223
    Commonwealth Edison Transition Funding Trust, 5.29s, 2003              1,331             1,312,140
    Discover Card Master Trust I, 5.85s, 2006                              2,100             2,028,453
    Fleet Credit Card Master Trust, 5.977s, 2007                           1,375             1,375,853
    Ford Credit Auto Owner Trust, 5.31s, 2001                                473               472,218
    Ford Credit Auto Owner Trust, 6.2s, 2002                                 600               599,058
    GE Capital Mortgage Services, Inc., 6.035s, 2020                       2,400             2,337,750
    Green Tree Financial Corp., 6.91s, 2028                                2,305             2,304,262
    Green Tree Financial Corp., 6.39s, 2029                                  817               816,390
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                    1,242             1,176,371
    Partners First Credit Card Master Trust, 5.528s, 2027                  1,650             1,647,937
    Peco Energy Transition Trust, 5.48s, 2003                              1,067             1,059,717
    Pemex Finance Limited, 5.72s, 2003                                     2,700             2,575,179
    Premier Auto Trust, 5.88s, 2001                                        1,470             1,464,943
    Providian Home Equity Loan Trust, 5.699s, 2025                           511               509,942
    Student Loan Trust, 5.389s, 2004                                         930               926,263
                                                                                          ------------
                                                                                          $ 27,843,733
------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.1%
    Aristar, Inc., 7.375s, 2004***                                      $  1,264          $  1,261,725
    Countrywide Home Loan, Inc., 6.85s, 2004                               1,457             1,434,227
    General Motors Acceptance Corp., 7s, 2002                              1,898             1,905,174
    Lehman Brothers Holdings, Inc., 6.375s, 2001                           1,373             1,361,618
    Merrill Lynch & Co., 6.06s, 2001                                       1,665             1,645,303
                                                                                          ------------
                                                                                          $  7,608,047
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.7%
    J Seagram & Sons, Inc., 5.79s, 2001                                 $  1,513          $  1,487,869
    Whitman Corp., 6s, 2004                                                1,477             1,397,094
                                                                                          ------------
                                                                                          $  2,884,963
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.0%
    Georgia-Pacific Corp., 9.95s, 2002                                  $  1,000          $  1,061,630
------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 8.0%
    GNMA, 7s, 2008 - 2012                                               $  4,670          $  4,665,547
    GNMA, 8.5s, 2001 - 2009                                                3,061             3,163,787
    GNMA, 9.25s, 2001                                                        451               466,675
    GNMA TBA, 7s, 2012                                                       275               274,318
                                                                                          ------------
                                                                                          $  8,570,327
------------------------------------------------------------------------------------------------------
  Insurance - 1.1%
    Conseco, Inc., 6.4s, 2001                                           $  1,253          $  1,210,467
------------------------------------------------------------------------------------------------------
  Media - 0.9%
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                  $  1,000          $    982,650
------------------------------------------------------------------------------------------------------
  Oils - 1.3%
    Occidental Petroleum Corp., 10.125s, 2001                           $  1,360          $  1,429,754
------------------------------------------------------------------------------------------------------
  Railroads - 1.1%
    Union Pacific Corp., 6.34s, 2003                                    $  1,250          $  1,210,963
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 6.1%
    Comcast Corp., 9.125s, 2006                                         $  1,591          $  1,642,596
    Cox Communications, Inc., 7s, 2001                                     1,107             1,106,270
    Sprint Spectrum LP, 11s, 2006                                          2,000             2,231,160
    Telecomunicaiones De Puerto Rico, 6.15s, 2002##                        1,596             1,564,399
                                                                                          ------------
                                                                                          $  6,544,425
------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 6.9%
    Agency for Intl Development (Israel), 6.625s, 2003                  $  3,000          $  2,990,310
    Federal Home Loan Mortgage Corp., 5.83s, 2013                          1,313             1,299,221
    Federal National Mortgage Assn., 6.75s, 2003                           1,426             1,410,458
    Federal National Mortgage Assn., 6.13s, 2011                             976               944,261
    Federal National Mortgage Assn., 6s, 2013                                804               769,350
                                                                                          ------------
                                                                                          $  7,413,600
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    California Infrastructure, 6.17s, 2003***                           $  1,000          $    997,180
    Connecticut Light & Power Co., 7.875s, 2001                              414               418,691
    Entergy Mississippi, Inc., 6.2s, 2004                                  1,500             1,427,385
    Midamerican Funding LLC, 5.85s, 2001##                                 1,964             1,940,646
    Narragansett Electric Co., 7.83s, 2002                                   279               285,453
                                                                                          ------------
                                                                                          $  5,069,355
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.8%
    CMS Panhandle Holding Co., 6.125s, 2004                             $  1,161          $  1,101,766
    Columbia Gas Systems, Inc., 6.39s, 2000                                1,417             1,407,761
    Duke Capital Corp., 7.25s, 2004                                          501               500,780
                                                                                          ------------
                                                                                          $  3,010,307
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 82,593,109
------------------------------------------------------------------------------------------------------
Foreign Bonds - 19.3%
  Argentina - 0.8%
    Republic of Argentina, 0s, 2001                                     $    516          $    456,041
    Republic of Argentina, 11.786s, 2005                                     400               364,000
                                                                                          ------------
                                                                                          $    820,041
------------------------------------------------------------------------------------------------------
  Australia - 2.2%
    Commonwealth of Australia, 7.5s, 2005                             AUD  3,558          $  2,369,244
------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Metronet Communications Corp., 12s, 2007
      (Telecommunications)                                              $    898          $  1,043,925
------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Enersis S. A., 6.6s, 2026 (Utilities - Electric)                    $    433          $    407,423
------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Kingdom of Denmark, 7s, 2007                                     DKK   2,447          $    364,662
------------------------------------------------------------------------------------------------------
  France - 0.4%
    Republic of France, 4s, 2009                                     EUR     435          $    397,026
------------------------------------------------------------------------------------------------------
  Germany - 4.5%
    Bayerische Landesbank Girozent, 5.625s, 2001 (Banks
      and Credit Cos.)***                                               $    465          $    459,625
    Federal Republic of Germany, 4.5s, 2009                          EUR   2,318             2,224,234
    KFW International Finance, Inc., 9.4s, 2004 (Agency)                $    592               648,814
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and
      Credit Cos.)                                                         1,500             1,552,050
                                                                                          ------------
                                                                                          $  4,884,723
------------------------------------------------------------------------------------------------------
  Greece - 2.0%
    Hellenic Republic, 8.01s, 2003                                   GRD 300,000               974,351
    Hellenic Republic, 8.7s, 2005                                         72,000               240,118
    Hellenic Republic, 6s, 2006                                          250,000               741,317
    Hellenic Republic, 5.75s, 2008                                   EUR     151               152,650
                                                                                          ------------
                                                                                          $  2,108,436
------------------------------------------------------------------------------------------------------
  Iceland - 0.6%
    Republic of Iceland, 6.125s, 2004                                   $    635          $    611,499
------------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Israel Electric Corp., 8.25s, 2009 (Utilities - Electric)##         $  1,000          $    992,880
------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                              $    110          $    103,950
------------------------------------------------------------------------------------------------------
  New Zealand - 0.5%
    Government of New Zealand, 8s, 2006                              NZD   1,100          $    590,501
------------------------------------------------------------------------------------------------------
  Norway - 1.3%
    Union Bank Norway, 7.35s, 2049 (Banks and Credit Cos.)##            $  1,500          $  1,452,195
------------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 4.25s, 2014                                     $    230          $    170,200
------------------------------------------------------------------------------------------------------
  Peru - 0.2%
    Republic of Peru, 4.5s, 2017                                        $    420          $    275,646
------------------------------------------------------------------------------------------------------
  Philippines - 0.3%
    Republic of Philippines, 9.875s, 2019                               $    290          $    295,075
------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)        $    530          $    520,778
------------------------------------------------------------------------------------------------------
  Spain - 2.3%
    Kingdom of Spain, 9.125s, 2000                                      $  2,400          $  2,442,456
------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks & Credit Cos.)##                      $    950          $    915,496
------------------------------------------------------------------------------------------------------
  United Kingdom
    United Kingdom Treasury, 6.75s, 2004                             GBP       2          $      3,288
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 20,769,444
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $105,873,211)                                               $103,362,553
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.9%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 11/30/99, due 12/01/99, total to
      be received $4,191,652 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account),
      at Cost                                                           $  4,191          $  4,191,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $110,064,211)                                         $107,553,553

Other Assets, Less Liabilities - 0.0%                                                           (5,885)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $107,547,668
------------------------------------------------------------------------------------------------------
*** Securities held as futures collateral.
 ## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

    AUD = Australian Dollars              GBP = British Pounds
    CAD = Canadian Dollars                GRD = Greek Drachmas
    CHF = Swiss Franc                     JPY = Japanese Yen
    DKK = Danish Kroner                   NOK = Norwegian Krone
    EUR = Euro                            NZD = New Zealand Dollars

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $110,064,211)           $ 107,553,553
  Foreign currency, at value (identified cost, $46,799)                  45,755
  Cash                                                                   20,799
  Receivable for daily variation margin on open futures
    contracts                                                            29,219
  Net receivable for forward foreign currency exchange
    contracts to purchase                                               123,145
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   112,156
  Receivable for Fund shares sold                                        24,155
  Interest receivable                                                 1,445,998
  Other assets                                                            1,849
                                                                  -------------
      Total assets                                                $ 109,356,629
                                                                  -------------
Liabilities:
  Payable for Fund shares reacquired                              $     138,613
  Payable for investments purchased                                   1,076,253
  Net payable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                          414,630
  Payable to affiliates -
    Management fee                                                        4,832
    Shareholder servicing agent fee                                         879
    Distribution and service fee                                          4,980
  Accrued expenses and other liabilities                                168,774
                                                                  -------------
      Total liabilities                                           $   1,808,961
                                                                  -------------
Net assets                                                        $ 107,547,668
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 119,328,965
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (2,802,420)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (9,156,218)
  Accumulated undistributed net investment income                       177,341
                                                                  -------------
      Total                                                       $ 107,547,668
                                                                  =============
Shares of beneficial interest outstanding                          13,756,427
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $46,550,366 / 5,965,473 shares of
     beneficial interest outstanding)                                 $7.80
                                                                      =====
  Offering price per share (100/95.25)                                $8.19
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $60,984,156 / 7,789,273 shares of
     beneficial interest outstanding)                                 $7.83
                                                                      =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $13,146 / 1,681 shares of beneficial
     interest outstanding)                                            $7.82
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations
--------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                          $ 8,196,583
                                                                           -----------
  Expenses -
    Management fee                                                         $   845,824
    Trustees' compensation                                                      41,644
    Shareholder servicing agent fee                                            126,737
    Distribution and service fee (Class A)                                     114,372
    Distribution and service fee (Class B)                                     755,996
    Administrative fee                                                          15,631
    Custodian fee                                                               58,082
    Auditing fees                                                               39,823
    Printing                                                                    35,154
    Postage                                                                     27,618
    Legal fees                                                                   4,809
    Miscellaneous                                                              107,016
                                                                           -----------
      Total expenses                                                       $ 2,172,706
    Fees paid indirectly                                                       (17,299)
    Reduction of expenses by investment adviser and distributor               (292,738)
                                                                           -----------
      Net expenses                                                         $ 1,862,669
                                                                           -----------
        Net investment income                                              $ 6,333,914
                                                                           -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                $(1,977,584)
    Written option transactions                                                269,128
    Foreign currency transactions                                             (743,411)
    Futures contracts                                                         (404,367)
                                                                           -----------
      Net realized loss on investments and foreign currency transactions   $(2,856,234)
                                                                           -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                            $(4,398,659)
    Written options                                                            (46,880)
    Translation of assets and liabilities in foreign currencies                 51,843
    Futures contracts                                                         (102,864)
                                                                           -----------
        Net unrealized loss on investments and foreign currency
          translation                                                      $(4,496,560)
                                                                           -----------
          Net realized and unrealized loss on investments and foreign
            currency                                                       $(7,352,794)
                                                                           -----------
            Decrease in net assets from operations                         $(1,018,880)
                                                                           ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                             1999              1998
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  6,333,914      $  7,795,666
  Net realized loss on investments and foreign currency
    transactions                                              (2,856,234)       (2,272,438)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      (4,496,560)        1,509,991
                                                            ------------      ------------
    Increase (decrease) in net assets from operations       $ (1,018,880)     $  7,033,219
                                                            ------------      ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $ (2,293,617)     $ (2,360,988)
  From net investment income (Class B)                        (3,171,540)       (5,169,854)
  From net investment income (Class I)                              (526)             (350)
  From paid-in capital (Class A)                                (389,768)         (287,926)
  From paid-in capital (Class B)                                (538,960)         (630,471)
  From paid-in capital (Class I)                                     (89)              (43)
                                                            ------------      ------------
    Total distributions declared to shareholders            $ (6,394,500)     $ (8,449,632)
                                                            ------------      ------------
Decrease in net assets from Fund share transactions         $(18,508,199)     $(15,385,822)
                                                            ------------      ------------
      Total decrease in net assets                          $(25,921,579)     $(16,802,235)
Net assets:
  At beginning of period                                     133,469,247       150,271,482
                                                            ------------      ------------
At end of period (including accumulated undistributed net
  investment income of $177,341 and 74,049, respectively)   $107,547,668      $133,469,247
                                                            ============      ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 8.29           $ 8.39         $ 8.57         $ 8.59         $ 7.96
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.47           $ 0.53         $ 0.55         $ 0.55         $ 0.57
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.49)           (0.05)         (0.18)         (0.01)          0.61
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.02)          $ 0.48         $ 0.37         $ 0.54         $ 1.18
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.40)          $(0.52)        $(0.55)        $(0.56)        $(0.55)
  In excess of net investment income+++                    --               --             --            (0.00)          --
  From paid-in capital                                    (0.07)           (0.06)          --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.47)          $(0.58)        $(0.55)        $(0.56)        $(0.55)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 7.80           $ 8.29         $ 8.39         $ 8.57         $ 8.59
                                                         ======           ======         ======         ======         ======
Total return(+)                                           (0.21)%           5.86%          4.59%          6.61%         15.40%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.93%            1.12%          1.17%          1.17%          1.14%
  Net investment income                                    5.85%            6.33%          6.63%          6.58%          6.81%
Portfolio turnover                                          154%             173%           226%           288%           275%
Net assets at end of period (000 Omitted)               $46,550          $44,116        $30,833        $21,291        $12,659

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
+++ For the year ended November 30, 1996, the per share distribution in excess of net investment income was less than $0.01.
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              $ 0.44           $ 0.52           --             --             --
      Ratios (to average net assets):
        Expenses##                                         1.32%            1.15%          --             --             --
        Net investment income                              5.45%            6.30%          --             --             --

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 8.32           $ 8.40         $ 8.57         $ 8.58         $ 7.96
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                               $ 0.39           $ 0.44         $ 0.47         $ 0.46         $ 0.48
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.49)           (0.04)         (0.18)         (0.01)          0.61
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.10)          $ 0.40         $ 0.29         $ 0.45         $ 1.09
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.33)          $(0.43)        $(0.46)        $(0.46)        $(0.47)
  In excess of net investment income+++                    --               --             --            (0.00)          --
  From paid-in capital                                    (0.06)           (0.05)          --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.39)          $(0.48)        $(0.46)        $(0.46)        $(0.47)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $ 7.83           $ 8.32         $ 8.40         $ 8.57         $ 8.58
                                                         ======           ======         ======         ======         ======
Total return                                              (1.24)%           4.86%          3.57%          5.52%         14.12%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.93%            2.12%          2.19%          2.24%          2.23%
  Net investment income                                    4.84%            5.30%          5.61%          5.47%          5.79%
Portfolio turnover                                          154%             173%           226%           288%           275%
Net assets at end of period (000 Omitted)
                                                        $60,984          $89,345       $119,436       $171,148       $232,312

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
+++ For the year ended November 30, 1996, the per share distribution in excess of net investment income was less than $0.01.
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              $ 0.38           $ 0.44           --             --             --
      Ratios (to average net assets):
        Expenses##                                         2.07%            2.15%          --             --             --
        Net investment income                              4.69%            5.27%          --             --             --

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                              1999                    1998                   1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                              $ 8.31                  $ 8.41                  $ 8.43
                                                                   ------                  ------                  ------
Income from investment operations# -
  Net investment income(S)                                         $ 0.48                  $ 0.55                  $ 0.61
  Net realized and unrealized loss on investments and foreign
    currency                                                        (0.50)                  (0.07)                  (0.17)
                                                                   ------                  ------                  ------
      Total from investment operations                             $(0.02)                 $ 0.48                  $ 0.44
                                                                   ------                  ------                  ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.40)                 $(0.52)                 $(0.46)
  From paid-in capital                                              (0.07)                  (0.06)                   --
                                                                   ------                  ------                  ------
      Total distributions declared to shareholders                 $(0.47)                 $(0.58)                 $(0.46)
                                                                   ------                  ------                  ------
Net asset value - end of period                                    $ 7.82                  $ 8.31                  $ 8.41
                                                                   ======                  ======                  ======
Total return                                                        (0.20)%                  5.97%                   5.07%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         0.93%                   1.10%                   1.03%+
  Net investment income                                              5.86%                   6.36%                   6.52%+
Portfolio turnover                                                    154%                    173%                    226%
Net assets at end of period (000 Omitted)                          $   13                  $    8                  $    3

  * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                        $ 0.47                  $ 0.55                    --
      Ratios (to average net assets):
        Expenses##                                                   1.07%                   1.13%                   --
        Net investment income                                        5.71%                   6.33%                   --

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Fund (the Fund) is a nondiversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, $764,939 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share. In addition, $928,817 was redesignated as a tax return of capital distribution. At November 30, 1999, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency transactions.

At November 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,259,081 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($4,226,362), November 30, 2005,
($1,473,779), November 30, 2006, ($1,217,310), and November 30, 2007,
($2,341,630).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Fund's average daily net assets and 5.65% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,366 for the year ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $29,671 for the year ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The service fee of up to 0.25% per annum of the Fund's daily net assets is currently being waived on a voluntary basis and may be imposed with the next prospectus update at the discretion of MFD. Payments of up to 0.10% per annum of the distribution fee will commence on such date as the trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,954 for Class B shares for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1999, were $3,989 and $72,540 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $ 41,882,842      $125,459,492
                                                 ------------      ------------
Investments (non-U.S. government
securities)                                      $142,551,823      $ 73,911,940
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $110,064,211
                                                                   ------------
Gross unrealized depreciation                                      $ (2,583,929)
Gross unrealized appreciation                                            73,271
                                                                   ------------
    Net unrealized depreciation                                    $ (2,510,658)
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                                 ---------------------------------   -----------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           2,433,733       $ 19,595,486         3,557,110        $ 29,662,076
Shares issued to shareholders
  in reinvestment of
  distributions                         233,950          1,877,269           216,409           1,800,509
Shares reacquired                    (2,020,674)       (16,238,209)       (2,129,785)        (17,689,458)
                                     ----------       ------------        ----------        ------------
    Net increase                        647,009       $  5,234,546         1,643,734        $ 13,773,127
                                     ==========       ============        ==========        ============

Class B Shares
                                      YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                                 ---------------------------------   -----------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             923,209       $  7,484,786         1,345,750        $ 11,221,642
Shares issued to shareholders
  in reinvestment of
  distributions                         260,988          2,107,645           380,682           3,178,360
Shares reacquired                    (4,136,977)       (33,340,759)       (5,204,805)        (43,564,370)
                                     ----------       ------------        ----------        ------------
    Net decrease                     (2,952,780)      $(23,748,328)       (3,478,373)       $(29,164,368)
                                     ==========       ============        ==========        ============

Class I Shares
                                      YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                                 ---------------------------------   -----------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 680       $      5,498               715        $      6,023
Shares issued to shareholders
  in reinvestment of
  distributions                              77                618                47                 390
Shares reacquired                           (64)              (533)             (117)               (994)
                                     ----------       ------------        ----------        ------------
    Net increase                            693       $      5,583               645        $      5,419
                                     ==========       ============        ==========        ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1999, was $842. The Fund had no significant borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                                     NUMBER OF
                                                                     CONTRACTS        PREMIUMS
-------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD                                            1        $  59,837
Options written                                                            17          454,114
Options terminated in closing transactions                                 (9)        (247,619)
Options exercised                                                          (2)         (92,992)
Options expired                                                            (7)        (173,340)
                                                                                     ---------
OUTSTANDING, END OF PERIOD                                                           $       0
                                                                                     =========

Forward Foreign Currency Exchange Contracts
                                                                                                       NET UNREALIZED
                                               CONTRACTS TO                             CONTRACTS        APPRECIATION
                      SETTLEMENT DATE       DELIVER/RECEIVE      IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
Sales             12/01/99 - 03/15/00  AUD        4,514,127          $ 2,907,428      $ 2,871,376           $ 36,052
                             12/02/99  CAD          985,769              674,330          670,075              4,255
                             12/03/99  CHF        1,024,822              672,733          644,865             27,868
                  12/01/99 - 03/15/00  DKK        5,613,697              784,964          763,394             21,570
                  12/01/99 - 12/03/99  EUR        3,340,475            3,476,766        3,365,350            111,416
                             12/03/99  GBP          409,411              664,077          652,776             11,301
                  12/01/99 - 12/06/99  JPY      742,339,870            7,085,528        7,296,201           (210,673)
                             12/03/99  NOK        5,286,876              667,080          656,186             10,894
                  12/01/99 - 03/15/00  NZD        5,001,607            2,655,135        2,555,662             99,473
                                                                     -----------      -----------           --------
                                                                     $19,588,401      $19,475,885           $112,156
                                                                     ===========      ===========           ========

Purchases         12/01/99 - 12/03/99  AUD        4,159,394          $ 2,696,499      $ 2,645,398           $(51,101)
                             12/02/99  CAD          985,769              672,733          670,075             (2,658)
                             12/03/99  CHF        1,024,822              660,558          644,866            (15,692)
                             12/01/99  DKK        2,806,849              387,579          380,435             (7,144)
                  12/01/99 - 12/03/99  EUR        2,759,108            2,867,798        2,779,681            (88,117)
                             12/03/99  GBP          409,411              672,734          652,776            (19,958)
                  12/01/99 - 03/15/00  JPY    1,023,013,256            9,716,847       10,066,163            349,316
                             12/03/99  NOK        5,286,876              672,733          656,186            (16,547)
                             12/01/99  NZD        4,131,928            2,131,411        2,106,457            (24,954)
                                                                     -----------      -----------           --------
                                                                     $20,478,892      $20,602,037           $123,145
                                                                     ===========      ===========           ========

At November 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $34,130 with Deutschebank and $389,642 with Merrill Lynch and a net receivable of $9,142 with C.S. First Boston.

At November 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                                                         UNREALIZED
DESCRIPTION                              EXPIRATION             CONTRACTS              POSITION        DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                   December 1999                   170                  Long            $102,864
                                                                                                           --------

At November 30, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust II and the Shareholders of
  MFS Intermediate Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Intermediate Income Fund (a series of MFS Series Trust II), including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate Income Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 6, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) INTERMEDIATE INCOME FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor;                 Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management                              James O. Yost*

Marshall N. Cohan+ - Private Investor                  SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief            CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       AUDITORS
Abby M. O'Neill+ - Private Investor                    Deloitte & Touche LLP

Walter E. Robb, III+ - President and Treasurer,        INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial          For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting          financial consultant or, for an information
Group, Inc. (office services)                          kit, call toll free: 1-800-637-2929 any
                                                       business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                    (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                              INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                P.O. Box 2281
Executive Officer, MFS Investment Management           Boston, MA 02107-9906

J. Dale Sherratt+ - President, Insight                 For general information, call toll free:
Resources, Inc. (acquisition planning specialists)     1-800-225-2606 any business day from 8 a.m. to
                                                       8 p.m. Eastern time.
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                     For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                     from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company               this service, your phone must be equipped with
500 Boylston Street                                    a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                       For share prices, account balances, exchanges,
DISTRIBUTOR                                            or stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                            1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                    touch-tone telephone.
Boston, MA 02116-3741
                                                       WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                 www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Stephen C. Bryant*
James J. Calmas*

TREASURER
W. Thomas London*


+Independent Trustee
*MFS Investment Management

MFS(R) INTERMEDIATE INCOME FUND                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MII-2  01/00  17.5M  05/205/805